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                      BEMIS EXECUTIVE INCENTIVE PLAN (BEIP)

                                PLAN DESCRIPTION

The Bemis Executive Incentive Plan is intended to provide the incentive for executive action which will facilitate achievement of corporate goals and objectives. The Plan has been designed to be an integral part of the Company's cash compensation program for participating executives. Under the Plan, adjustments in an individual's base salary are based on demonstrated ability to meet job responsibilities over an extended period of time, whereas incentive awards are based on annual performance results.

Participants are executives in salary grades 18 and above. The effective starting date of participation may be immediately on promotion or the following year, at the discretion of the profit center head. Participation of executives in Grades 16A and 17A is individually determined.

Participants who terminate during the Plan year should not receive an award.

DETERMINING THE AWARDS
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The amount of an individual award depends on several factors:

1. The individual's salary and salary grade, which determines the "normal" award.

2.   The performance rating given the participant by his/her superiors.

3.   The actual results of the profit center versus the BEIP target.

4.   The performance of the total company versus its BEIP target.

Finally, all of these factors, through a predetermined calculation process, come together to determine the individual participant awards. This process is outlined below.

DEVELOPING THE INCENTIVE COMPENSATION AWARDS
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1.   Normal Award Funds

     The first step is to calculate "normal" incentive compensation funds -- one for each profit center, and one for the corporate staff group. Each profit center's normal incentive compensation fund is the sum of the normal awards of all Plan participants in the profit center. Each participant's normal award is calculated by applying a normal award percent for position grade to actual base salary earnings for the year.

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     Normal award percents vary according to salary grade and represents the percentage of salary that would be paid as an award if the Company's, the profit center's and the individual's performance all equaled 100 percent of planned performance.

2.   Individual Ratings

     Individual awards are determined by the results of corporate results versus Plan, profit center results versus Plan, and the individual performance. Individual performance ratings, based on performance measured against objectives set for the year, are made on all participants prior to the end of the Plan year. Acceptable performance is 1.000. Ratings may vary from 0 to 2.000. A copy of the rating form is attached.

     If the sum of individual recommended awards exceeds the adjusted funds for the profit center, the Board Compensation Committee has the final authority to decide the limits of such excess amounts. If the sum of the individual awards exceeds the approved excess, the awards are adjusted to equal the funds. If the sum of individual recommended awards is less than the adjusted funds, the excess will revert to the Company.

     Awards for different levels of management have varying degrees of corporate versus profit center results used in the determination.

     a. Corporate management/staff bonuses are based entirely on corporate results.

     b. Other levels of management may have a 75 percent divisional/25 percent corporate influence, 65 percent divisional/35 percent corporate influence, or 50/50, depending on position.
          Divisional results are obtained by comparing profit target against results.

Each individual is advised of the basis for determination at the beginning of the Plan year.

3.   Fund Adjustments

     Next, the normal incentive compensation fund for each profit center is adjusted up or down, according to a formula, to reflect the profit center's actual results (the Company's in the case of the corporate staff group) in achieving the planned BEIP target for the year. The award fund will be increased or decreased by 1.5 percent for each one percentage point increase (or decrease) off the 100 percent profit target between 70 and 140 percent (see the following sample calculation and BEIP Funding Scale). Payouts are discretionary for performance exceeding 140 percent or falling below 70 percent of Plan.

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The following exceptions to this may occur:

     a. The Compensation Committee of the Board of Directors, acting on the recommendations of management, may make adjustments for significant changes in the business environment which significantly affect results and were not included in the Annual Business Plan--thus, eliminating those situations which would inappropriately distort the fund. These adjustments are to be determined prior to the end of the Plan year.

     b. Performance of a profit center whose BEIP target is near break-even can, with relatively small deviation from Plan, effect a large swing in the adjusted fund. Therefore, such situations will be given special consideration by the Board Compensation Committee to avoid distortions of the intent of the Plan. The amount of the adjusted fund will, in those instances, depend largely on the evaluation of the management actions rather than on the arithmetic calculation of the fund.

4.   Calculation Steps

     Each of the above factors has a part in determining the individual participant award. The fund performance factors and the individual factors come together in the calculations which occur following the availability of the year's audited results.

     Calculation of the awards is made as follows:

     a.   NORMAL AWARD is actual salary paid in Plan year times normal percent.

     b.   Normal award times performance rating equals ADJUSTED NORMAL AWARD.

     c. PERFORMANCE-ADJUSTED NORMAL AWARD is divided into predetermined parts to reflect profit center and corporate impact (either 100 percent corporate, 65 percent divisional/35 percent corporate, 75 percent divisional/25 percent corporate, or 50/50).

     d.   Each part is multiplied by appropriate fund adjustment multiplier.

          (1) Profit center results vs. BEIP target adjusted by the BEIP Funding Scale = profit center adjustment.

          (2) Corporate results vs. BEIP target adjusted by the BEIP Funding Scale = corporate adjustment.

     e.   Add the components to make final adjusted award.

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     f.   Sum of final individual adjusted awards determines whether the total exceeds allowable amount set by Compensation Committee. Awards are adjusted down, if necessary.

          The following example traces these steps:


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                            BEIP CALCULATION EXAMPLES


FACTS:
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          -    Mr. A - Paid $40,000 in Salary Grade 19 - Normal Bonus - 17%
          -    75% of award based on profit center; 25% corporate.
          -    Profit Center Results: 110% of Target
          -    Corporate Results: 116% of Target
          -    Individual Performance Rating: 1.125

SAMPLE ONE CALCULATIONS:
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                              $40,000   -  SALARY
                                X 17%   -  BEIP %
                              -------
                              $ 6,800   -  NORMAL AWARD
                              X 1.125   -  PERFORMANCE RATING
                              -------
                              $ 7,650   -  PERFORMANCE-ADJUSTED
                                           NORMAL AWARD

          Profit Center Results                        Corporate Results
          ---------------------                        -----------------

          110% of Target Results                     116% of Target Results
       10% Variance from 100% Plan                 16% Variance from 100% Plan
             10% X 1.5 = 15%                            16% X 1.5 = 24%
            100% + 15% = 115%                          100% + 24% = 124%

         115% Adjusted Fund Factor                   124% Adjusted Fund Factor

           75% of $7,650 = $5,738                     25% of $7,650 = $1,912

           $5,738 X 1.15 = $6,599                     $1,192 X 1.24 = $2,371

          ------------------------------------------------------------

                  $6,599
                   2,371
                   -----
                  $8,970       - FINAL ADJUSTED AWARD PAYOUT

          ------------------------------------------------------------

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FACTS:
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Suppose the following conditions changed:

                     -   Profit Center Results:  90% of Target
                     -   Corporate Results:  87% of Target
                     -   Individual Performance Rating:  .750

SAMPLE TWO CALCULATIONS:
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                           $40,000      - SALARY
                             X 17%      - BEIP %
                           $ 6,800      - NORMAL AWARD
                           X   .75      - PERFORMANCE RATING
                           -------
                           $ 5,100      - PERFORMANCE-ADJUSTED
                                          NORMAL AWARD

          Profit Center Results                       Corporate Results
          ---------------------                       -----------------

          90% of Target Results                     87% of Target Results
     (10%) Variance from 100% Plan              (13%) Variance from 100% Plan
           (10%) X 1.5 = (15%)                       (13%) X 1.5 = (19.5%)
           100% + (15%) = 85%                        100% + (19.5%) = 80.5%

         85% Adjusted Fund Factor                  80.5% Adjusted Fund Factor

          75% of $5,100 = $3,825                     25% of $5,100 = $1,275

          $3,825 X .85 = $3,251                       $1,275 X .805 = $1,026

          ------------------------------------------------------------

                $3,251
                 1,026
                 -----
                $4,277       - FINAL ADJUSTED AWARD PAYOUT

          ------------------------------------------------------------

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                      BEMIS EXECUTIVE INCENTIVE PLAN (BEIP)

                  INDIVIDUAL PERFORMANCE EVALUATION RATING FORM

This form should be used to provide performance evaluation ratings for each of the BEIP participants that report to you. Check the award adjustment factor that best reflects the participant's performance.


                                                                    AWARD
DEFINITION                                                   ADJUSTMENT FACTOR
- ----------                                                   -----------------

- -    UNACCEPTABLE PERFORMANCE. IMMEDIATE CORRECTIVE ACTION IS      NO BONUS
     REQUIRED IF THE NO BONUS INDIVIDUAL IS TO REMAIN IN THE
     ASSIGNMENT.

- -    INADEQUATE PERFORMANCE - RAPID IMPROVEMENT ESSENTIAL.            .250
                                                                      .500

- -    PERFORMANCE IS LESS THAN IS REQUIRED OF THE POSITION AND         .625
     SHOWS NEED OF IMPROVEMENT - MARGINAL PERFORMANCE.                .750

- -    PERFORMANCE MEETS THE STANDARD REQUIREMENTS OF THE               .875
     POSITION AND REFLECTS GOOD PROGRESS TOWARD ACHIEVING            1.000
     PRINCIPAL OBJECTIVES.                                           1.125

- -    PERFORMANCE NOTICEABLY EXCEEDS THE REQUIREMENTS OF THE          1.250
     POSITION AND EXPECTATIONS OF THE SUPERVISOR.                    1.375

- -    PERFORMANCE FAR EXCEEDS THE REQUIREMENTS OF THE POSITION,       1.500
     SO AS TO BE EASILY RECOGNIZABLE BY ANYONE KNOWLEDGEABLE         1.750
     OF THE WORK.

- -    OUTSTANDING PERFORMANCE OF UNUSUAL PROPORTION.                  2.000

NAME OF PARTICIPANT:


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SIGNATURE OF IMMEDIATE SUPERVISOR:                          DATE:


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SIGNATURE OF SUPERIOR OF IMMEDIATE SUPERVISOR:              DATE:


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                               BEIP FUNDING SCALE

RESULT %                        FUND %       RESULT %                     FUND %
- --------                        ------       --------                     ------
Above 140..................Discretionary     104...........................106.0
140..............................160.0       103...........................104.5
139..............................158.5       102...........................103.0
138..............................157.0       101...........................101.5
137..............................155.5       100...........................100.0
136..............................154.0       99.............................98.5
135..............................152.2       98.............................97.0
134..............................151.0       97.............................95.5
133..............................149.5       96.............................94.0
132..............................148.0       95 ............................92.5
131..............................146.5       94.............................91.0
130..............................145.0       93.............................89.5
129..............................143.5       92.............................88.0
128..............................142.0       91.............................86.5
127..............................140.5       90.............................85.0
126..............................139.0       89.............................83.5
125..............................137.5       88.............................82.0
124..............................136.0       87.............................80.5
123..............................134.5       86.............................79.0
122..............................133.0       85.............................77.5
121..............................131.5       84.............................76.0
120..............................130.0       83.............................74.5
119..............................128.5       82.............................73.0
118..............................127.0       81.............................71.5
117..............................125.5       80.............................70.0
116..............................124.0       79.............................68.5
115..............................122.5       78.............................67.0
114..............................121.0       77.............................65.5
113..............................119.5       76.............................64.0
112..............................118.0       75.............................62.5
111..............................116.5       74.............................61.0
110..............................115.0       73.............................59.5
109..............................113.5       72.............................58.0
108..............................112.0       71.............................56.5
107..............................110.5       70.............................55.0
106..............................109.0       Below 70..............Discretionary
105..............................107.5

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